UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2006

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
                         Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement

On September 16, 2006, Visiphor Corporation (the “Company”) entered into a consulting agreement with MIVA Holdings Inc. (“MIVA”) (the “Agreement”) whereby MIVA has agreed to provide consulting services to the Company.  Pursuant to the Agreement, MIVA has agreed to cause Michael J. Hilton to perform the responsibilities and duties associated with the role of President and Chief Operating Officer for and on behalf of the Company.  The compensation for the services of Mr. Hilton to be paid to MIVA includes a monthly fee of Cdn$15,000.  A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

(c)

Effective September 21, 2006, the Board of Directors of the Company appointed Mr. Hilton as the President and Chief Operating Officer of the Company.  Until Mr. Hilton’s appointment, Wayne Smith, the Company’s Chief Financial Officer, had been serving as Chief Operating Officer.

Mr. Hilton joined the Company in November 2005 as Senior Vice President following the acquisition of Sunaptic Solutions Incorporated (“Sunaptic”) by the Company.  Mr. Hilton had served as President of Sunaptic from November 2002 until November 2005.  Prior to his position with Sunaptic, Mr. Hilton was Vice-President, Sales, for Global eBiz from May 2002 until October 2002.  Prior to his position with Global eBiz, Mr. Hilton was Vice-President, Network Services, of BMS Communications from March 1999 until November 2001.  Mr. Hilton holds a BSc. in Computer Science from Simon Fraser University and has extensive experience in technology-based businesses, including software development, enterprise information systems and business process consulting.

Mr. Hilton does not have any family relationships with any of the Company’s other directors or executive officers.  Upon the Company’s acquisition of Sunaptic, as fully described in the Company’s current reports on Form 8-K filed with the Securities and Exchange Commission on October 7, 2005 and November 25, 2005, Mr. Hilton received Cdn$1,281,675.39 and 502,618 common shares of the Company as consideration for his interest in Sunaptic.  Otherwise, Mr. Hilton has not had any interest, direct or indirect, in any transaction within the last two years, or in any proposed transaction to which the Company was or is to be a party.

As referenced in Item 1.01 above, Mr. Hilton’s services as President and Chief Operating Officer of the Company have been secured via a consulting agreement between the Company and MIVA.  The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” above is incorporated into this Item 5.02 by reference.

A copy of the press release dated September 25, 2006 announcing Mr. Hilton’s appointment is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

10.1

Consulting Agreement between Visiphor Corporation and MIVA Holdings Inc. dated September 16, 2006

99.1

Press Release dated September 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIPHOR CORPORATION

Date: September 26, 2006

By:

/s/ Wayne Smith

Wayne Smith

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Consulting Agreement between Visiphor Corporation and MIVA Holdings Inc. dated September 16, 2006

99.1

Press Release dated September 25, 2006

Exhibit 10.1

CONTRACT FOR SERVICES

THIS AGREEMENT made effective as of September 16, 2006.

BETWEEN:

Visiphor Corporation, having its primary address at 1100 – 4710 Kingsway, Burnaby, BC, V5H 4M2 Canada, (hereinafter “Visiphor”)

AND:

MIVA Holdings Inc. with a primary address at 7345 147a Street, Surrey, BC, V3S 9L7, Canada, (hereinafter “MIVA” and the “Consultant”)

WHEREAS:

(A)

MIVA is an independent contractor engaged in the business of providing various corporate and consulting services to business ventures;

(B)

Under the terms of a Consulting Agreement dates as of September 16, 2006, Visiphor wishes to engage the services of MIVA (the “Initial Consulting Agreement”);

(C)

The parties have mutually agreed to evidence the terms of MIVA’s service to Visiphor by this Agreement;

WITNESS that in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties mutually agree as follows:

PART 1

INTERPRETATION

1.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires,

(a)

“this Agreement” means this agreement for services from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof,

(b)

the words “herein”, “hereof” and “hereunder” and other words of similar import refers to this Agreement as a whole and not to any particular paragraph, subparagraph or other subdivision,

(c)

a reference to an entity includes any entity that is a successor to such entity,

(d)

all references to currency mean Canadian dollars (CDN$), unless otherwise specified,

(e)

a reference to a Part is to a part of this Agreement, and the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or sub-clause of this Agreement so designated,

(f)

the headings are for convenience only and are not intended as a guide to interpretation of this Agreement or any portion hereof, and

(g)

a reference to a statute includes all regulations made pursuant thereto, all amendments to the statute or regulations in force from time to time, and any statute or regulation, which supplements or supersedes such statute or regulations.

PART 2

ENGAGEMENT

Engagement

2.1

Visiphor hereby retains MIVA to provide services to Visiphor and MIVA hereby agrees to be so retained, upon and subject to the terms and conditions hereinafter set forth for the duration of this Agreement.

Key Personnel

2.2

The Consultant agrees to cause Mike Hilton (the “Principal”) to render the Consulting Services (as defined in Subsection 2.4) on behalf of the Consultant in accordance with the terms of this Agreement.

Term

2.3

This Agreement will extend for a period of 12 months from the date first set forth above and will be renewed automatically for an additional period of 12 months concurrent with the expiry of the initial 12 month term without any additional requirement by either party unless terminated in the manner provided for under Part 6 of this Agreement.

Term of Reference

2.4

Under the engagement, MIVA will perform management and executive services (the “Consulting Services”) for and on behalf of Visiphor reporting directly to the Chief Executive Officer.

PART 3

COMPENSATION

Total Compensation

3.1

Compensation for the services provided by MIVA will consist of a monthly fee (The “Fee”) of a base of $15,000 plus other agreed upon fees.  MIVA will submit an invoice covering services rendered during each monthly period plus Goods and Services Tax.

Stock options

3.2

In addition to the Fee, Visiphor may grant options to MIVA.   The Board of Directors will review and determine all option allocations, which will then be granted in accordance with TSX Venture Exchange Policies.

Expenses

3.3

Additionally Visiphor will reimburse all reasonable travel expenses, including car rentals, food and lodging and sundry expenses, and all other reasonable expenses incurred in connection with providing service hereunder to Visiphor on a monthly basis. Expenses should be submitted, together with all appropriate and complete vouchers or receipts.

Other

3.4

At the end of the first anniversary of this Agreement and annually thereafter, the Compensation Committee of Visiphor will carry out an objective review of the compensation provided herein, and, if warranted, the Fee may be reassessed.

PART 4

COVENANTS

Non-Competition

4.1

Without the consent of Visiphor, MIVA will not, during the term of this Agreement, whether directly or indirectly, either individually or in partnership or in conjunction with any person or persons, firm, association, syndicate, joint venture, partnership, company or corporation as principal, agent, or shareholder or in any other manner whatsoever,

(a) engage in any business (directly or through any kind of ownership or other arrangement other than ownership of securities of publicly held corporations) primarily involved in similar activities in any country in which Visiphor operates, or engage in any business with,

(b) accept employment with,

(c) provide services to, or

(d) carry on, be engaged in, concerned with or interested in,

any person or persons, firm, association, syndicate, joint venture, partnership, company or corporation engaged in, concerned with or interested in any business primarily involved in similar activities in any country in which Visiphor operates, or is actively considering, or take any other action inconsistent with the relationship of a board member to his corporation.

4.2

Subject to the limitation contained in 4.1, 4.3 and 4.4, MIVA may make investments for its own account and in any business or enterprise whatsoever.

Non- Solicitation of Customers and Employees

4.3

MIVA shall not, without the specific prior written consent of the Board, during the term of this Agreement and for a period of one year after the termination of the Agreement, either on its own behalf or on behalf of any other person, solicit the services of or entice away any person employed by or otherwise providing services to the other Company or its direct or indirect subsidiaries to transfer business to any other person.  However, nothing herein will prevent MIVA from continuing to carry on personal activities with employees of Visiphor to the extent that such activities were ongoing at the date of the Agreement.

Notice of Conflict

4.4

If the Board determines that MIVA is engaging in conflicting activity and causes MIVA to be so advised in writing, MIVA will thereafter discontinue such activity within 30 days after such notice, or such longer period as the Board agrees, and MIVA will, within such 30-day period, certify in writing to Visiphor that it has discontinued such activity.

Survival

4.5

The obligations of MIVA in 4.3 shall, except as otherwise provided herein, survive the expiration or termination of this Agreement and shall terminate one year after the termination of this Agreement.

PART 5

DUTIES OF MIVA

Duties

5.1

MIVA will be responsible for the responsibilities and duties associated with the role of President and COO at Visiphor.

5.2

With prior notification to Visiphor and with Visiphor’ prior written consent, which consent may be withheld at the sole and unfettered discretion of Visiphor, MIVA may substitute personnel other than Mike Hilton, or MIVA may delegate or subcontract the performance of any Consulting Service to any other Person (as hereinafter defined).  For the purposes of this Agreement, “Person” includes, without limitation, any individual, firm, corporation, association, partnership, joint venture, consortium, trust or other entity.

Relationship of Parties

5.3

MIVA in performing its duties hereunder is acting as an independent contractor and in providing the Consulting Service, shall not be considered an employee of Visiphor and, as such, entitled to any benefit plans to which regular employees of Visiphor are entitled.  MIVA hereby acknowledges that  it is responsible for remitting its own taxes and any contributions required by law to be remitted and Visiphor shall have no responsibility in respect of any failure by MIVA to properly remit such amounts when due.

Confidential Information

5.4        MIVA hereby covenants, agrees and acknowledges as follows:

(a)

MIVA has and will have access to and will participate in the development of or be acquainted with confidential or proprietary information and trade secrets related to the business of Visiphor, its subsidiaries and affiliates (collectively, the "Companies"), including but not limited to

(i)

business plans, operating, plans, marketing plans, financial reports, operating data, budgets, wage and salary rates, pricing strategies and information, terms of agreements with suppliers or customers and others, prospect- and customer lists, patents, devices, software programs, reports, correspondence, tangible property and specifications owned by or used in the businesses of one or more of the Companies,

(ii)

information pertaining to future developments such as, but not limited to, research and development, future marketing, distribution, delivery or merchandising plans or ideas, and potential new business locations, and

(iii)     other tangible and intangible properties, which are used in the business and operations of the Companies but not made publicly available.

The information and trade secrets relating to the business and operations of the Companies described hereinabove in this paragraph (a) are hereinafter referred to collectively as the "Confidential Information", provided that the term Confidential Information shall not include any information that is or becomes generally publicly available (other than as a result of violation of this Agreement by MIVA) or (y) that MIVA receives on a non-confidential basis from a source (other than Visiphor, its affiliates or representatives) that is not known by  it to be bound by an obligation of secrecy or confidentiality to the Companies or any of them.

(b)

MIVA hereby assigns to Visiphor, in consideration of its engagement, all Confidential Information developed by or otherwise in the possession of MIVA at any time during the term of this Agreement, whether or not made or conceived during working hours, alone or with others, which relates to businesses or proposed businesses of any of the Companies, and MIVA agrees that all such Confidential Information shall be the exclusive property of the Companies. Upon request of the Board of Directors of Visiphor, MIVA shall execute and deliver to the Companies any specific assignments or other documents appropriate to vest title in such Confidential Information.

(c)

MIVA shall not disclose, use or continue to make known for his or another's benefit any Confidential Information or use such Confidential Information in any way except in the best interests of the Companies in the performance of MIVA’s duties under this Agreement. MIVA may disclose Confidential Information when required by applicable law or judicial process, but only after notice to Visiphor of MIVA’s intention to do so and opportunity for Visiphor to challenge or limit the scope of the disclosure.

(d)

MIVA acknowledges and agrees that a remedy at law for any breach or threatened breach of the provisions of this §5.7 would be inadequate and, therefore, agrees that the Companies shall be entitled to injunctive relief in addition to any other available rights and remedies in case of any such breach or threatened breach; provided, however, that nothing contained herein shall be construed as prohibiting Visiphor from pursuing any other rights and remedies available for such breach or threatened breach.

(e)

MIVA agrees that upon termination of its engagement by Visiphor for any reason, MIVA shall forthwith return to Visiphor all Confidential Information, documents, correspondence, notebooks, reports, computer programs and all other materials and copies thereof (including computer discs and other electronic media) relating in any way to the business of the Companies in any way developed or obtained by MIVA during, the period of its engagement with Visiphor.

(f)

MIVA agrees for a period of one year after the termination of this Agreement not to pursue any business opportunities that were developed or evaluated at Visiphor during his tenure at Visiphor, except such business opportunities which have been declined by Visiphor.

(g)      The obligations of MIVA under this §5.4 shall, except as otherwise provided herein, survive the expiration or termination of this Agreement and shall terminate one year after the termination of this Agreement.

PART 6

TERMINATION

Termination by Either Party

6.1       Either party may terminate this Agreement on notice given not less than, in the case of Visiphor, six (6) months or, in the case of MIVA, 1 months notice.  The six (6) months notice from Visiphor will become the termination allowance. Notwithstanding any provision herein, Visiphor will be entitled to terminate this Agreement for cause or for any breach by MIVA of any material covenant of this Agreement, in which case MIVA will have no benefit of the provisions under this Part 6.

Effect of Other Engagements

6.2       The obligation of Visiphor to make payment as provided in §6.1, will not be affected by, and the amount of any such payment will not be reduced by virtue of, MIVA engaging in business on its own behalf or with others (except to the extent same is in conflict with §4.1 or 4.3), at any time after termination hereunder.

Election by MIVA

6.3

MIVA may by notice to Visiphor elect to take the termination allowance to which it is entitled under §6.1 in a lump sum payment or in installments over such period as it may specify.

Cumulative Rights

6.4        The rights, powers and remedies of MIVA provided in this Agreement are cumulative and do not affect any right, power of remedy otherwise available to MIVA at law or in equity.

Return of Property

6.5

On the effective date of termination MIVA will deliver up to the Company, in a reasonable state of repair, all property, both real and personal, including documents and copies thereof, owned, leased or bailed to Visiphor and used by or in the possession of MIVA.

PART 7

LIABILITY

Liability and Limitations

7.1      Subject to the limitations set forth in this Agreement, each party shall indemnify and hold harmless the other and their respective Authorized Representatives from and against any and all claims, suits, actions, damages, losses, costs and expenses (including without limitation legal fees on a solicitor and own client basis) (collectively, the “Claims”) which any of them may at any time incur or suffer as a result of or arising out of any breach, default or non-performance, gross negligence or willful acts or omissions of or in relation to any term or condition of this Agreement by the indemnifying party or their respective Authorized Representatives. As used in this Agreement, "Authorized Representative" means with respect to any person (i) a director, officer, employee, agent or representative of such person; (ii) a financial, legal or other advisor of such person; or (iii) a consultant, subconsultant, contractor or subcontractor of such person.

7.2

Subject to the provisions of Subsection 7.3, but despite any other provision of this Agreement, independent of, severable from and to be enforced independently of any other enforceable or unenforceable provision of this Agreement, the Consultant’s aggregate liability to Visiphor and its Authorized Representatives with respect to any and all Claims at any and all times arising from or related to the Consulting Services, in contract, tort (including negligence or breach of any duty) or otherwise will be limited to direct damages not to exceed the sum equal to the consideration actually paid by Visiphor to the Consultant under this Agreement in the six months prior to the date of the action giving rise to the Claim. In no event will the Consultant be liable to Visiphor and its Authorized Representatives for any consequential, indirect, special, punitive, exemplary or incidental damages, loss of goodwill or business profits, even if the Consultant has been advised of the possibility of any such loss or damages. The foregoing limitation of liability and exclusion of certain damages will apply to the extent permitted by applicable law regardless of the success or effectiveness of other remedies.

7.3

Despite the provisions of Subsection 7.2, the limitations of liability set forth in Subsection 7.2 will not apply where any Claim arises due to conduct found to constitute gross negligence or fraud.

PART 8

GENERAL

Reasonableness of Restrictions and Covenants

8.1      MIVA confirms and agrees that the covenants and restrictions pertaining to MIVA contained in this Agreement, including, without limitation, those contained in §4.1 and 4.3, are reasonable and valid and hereby further acknowledges and agrees that Visiphor would suffer irreparable injury in the event of any breach by MIVA of its obligations under any such covenant or restriction.  Accordingly, MIVA hereby acknowledges and agrees that damages would be an inadequate remedy at law in connection with any such breach and that Visiphor shall be entitled, in addition to any other right or remedy which  it may have at law, in equity or otherwise, to temporary and permanent injunctive relief enjoining and restraining MIVA from any such breach.

Set-off

8.2      MIVA hereby authorizes Visiphor to set off against any amounts payable to MIVA hereunder any bona fide indebtedness of MIVA to Visiphor with respect to this Agreement that has been recorded on the books and records of Visiphor and of which MIVA has been given written notice of and to make deductions and to retain any portions of such payments to satisfy any such indebtedness, to the extent permitted by law.

Assignment

8.3       Neither of the parties may assign any right, benefit or interest in this Agreement without the written consent of the other, and any purported assignment without such consent will be void.

Severability

8.4       If any provision of this Agreement is unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

Waiver and Consent

8.5

No consent or waiver, express or implied, by any party to or of any breach or default by any other parry of any or all of its obligations under this Agreement will

(a)

be valid unless it is in writing and stated to be a consent or waiver pursuant to this section,

(b)

be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation,

(c)

constitute a general waiver under this Agreement, or

(d)

eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

Notice

8.6        Every notice, request, demand or direction (each, for the purposes of this section, a “notice”) to be given pursuant to this Agreement by any party to another will be in writing and will be delivered or sent by registered or certified mail postage prepaid and mailed in any government post office or by email, or other similar form of written communication, in each case, addressed as above or as follows:

If to MIVA at:

email:

mikehilton@the-hiltons.com

Attention:       Mike Hilton

If to Visiphor at:

email:

roy.trivett@visiphor.com

Attention:        Roy Trivett

or to such other address as is specified by the particular party by notice to the other.

8.7

Any notice delivered or sent in accordance with §8.6 will be deemed to have been given and received

(a)

if delivered, or emailed on the day of delivery,

(b)

if mailed, on the earlier of the day of receipt and the sixth business day after the day of mailing, or

(c)

if sent by any form of written communication, on the first business day following the day of transmittal.

Binding Effect

8.8       This Agreement will ensure to the benefit of and be binding upon the respective legal representatives, successors and permitted assigns of the parties.

Time of Essence

8.9        Time is of the essence in the performance of each obligation under this Agreement.

Governing Law

8.10   This Agreement shall be governed by and construed in accordance with the laws of Province of British Columbia, Canada.

Counterparts

This Agreement may be executed in any number of counterparts with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the day and year first above-written.

MIVA HOLDINGS INC.

Per:

_/s/ Michael Hilton___________

Authorized Signatory

VISIPHOR CORPORATION

Per:

_/s/  Roy Trivett______________

Authorized Signatory

EXHIBIT 99.1

VISIPHOR APPOINTS SENIOR VP TO PRESIDENT AND COO

VANCOUVER, CANADA, September 25, 2006 – Visiphor Corporation (“Visiphor” or the “Company”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces that effective September 21st, 2006 Mr. Mike Hilton, formerly Sr. Vice President, has been appointed President and Chief Operating Officer of the Company. Mr. Hilton will continue to be directly responsible for the Sales and Marketing and Product Management groups in addition to his new role directing the daily operations of the Company.

Mr. Hilton has brought a significant background in product management to Visiphor.  He has been engaged in assisting with the product direction of the company since joining Visiphor in November 2005, having been the previous President and CEO of Sunaptic Solutions.  Mike helped to guide the Visiphor team that lead to the successful launch of IFAB (InForce Arrest and Booking) for the US market in April and resulted in the recently announced sale to Santa Ana Police Department in California. “Prior to Sunaptic as one of the founders of IVR Interactive, I spent over 10 years in product management and marketing with our telecommunications software products”, says Mike Hilton, “I had been directly involved in product management and channel partner development so it has been exciting to bring those skills into Visiphor over the last year.  With a refined product strategy and a strong consulting organization we are now in a great position to take advantage of both.”

“The new leadership team has never been in a better position to deliver quality software products for data sharing and integration to our highly valued consulting services customers,” says Oliver ‘Buck’ Revell, Chairman, “Mike brings us strong leadership to deliver our two strengths to a broader market”.

The appointment of Mr. Hilton will enable Mr. Roy Trivett, CEO, and Mr. Wayne Smith, CFO, to focus their attention on the strategic direction of the Company and potential growth through mergers and acquisitions.

In connection with Mr. Hilton’s appointment as President and COO he has been granted an additional 250,000 options at $0.18 per share, expiring on September 21, 2009, with a hold period until January 21, 2007. One third of these options will vest immediately, one third will vest September 21, 2007, and the final third will vest September 21, 2008.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

The Company’s flagship product, referred to as the Briyante Integration Environment (“BIE”), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The Company is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

-- 30 –

ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver ‘Buck’ Revell”

Chairman, Visiphor Corporation

Investor and Media Inquiries:

Matthew Emery

Capital Markets Associate

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 295

E-mail: matthew.emery@visiphor.com

Rick Peterson

Peterson Capital

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.